UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 15, 2004
(Date of earliest event reported)

The Student Loan Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11616	16-1427135
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

750 Washington Boulevard
Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

(203) 975-6237
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7.       Financial Statements and Exhibits

(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Press Release, dated July 15, 2004, issued by The Student
Loan Corporation.

ITEM 12.       Results of Operations and Financial Condition

On July 15, 2004, The Student Loan Corporation announced its results of operations for the quarter ended June 30, 2004. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities and Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION

Date: July 15, 2004

By: /s/ Daniel P. McHugh
Name: Daniel P. McHugh
Title: Principal Financial and Accounting
Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated July 15, 2004, issued by
The Student Loan Corporation.